SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: February 3, 1999 (Date of earliest event reported) Bear Stearns Commercial Mortgage Securities Inc. Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-C1) Exact name of registrant as specified in charter) Delaware 333-61783 3411414 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 245 Park Avenue, New York, New York 10167 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 272-2000 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1 which was made in June 14, 2002. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on June 14, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: June 14, 2002 ABN AMRO LaSalle Bank NA Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor GEMSA Loan Services, LP, Servicer Lend Lease Asset Management LP., Special Servicer Commercial Mortgage Pass-Through Certificates Series 1999-C1 ABN AMRO Acct: 67-8101-90-8 Statement Date 06/14/02 Payment Date: 06/14/02 Prior Payment: 05/14/02 Record Date: 05/31/02 WAC: 7.3749% WAMM: 96 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Loan Level Listing 5 Total Pages Included In This Package 15 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C LaSalle Web Site www.etrustee.net 0 0 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: BEAR99C1_200206_3.ZIP Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 89,632,000.00 67,191,42 592,01 07383F AP 3 1000.000000000 749.636537620 6.604977017 A-2 280,821,086.00 280,821,086 07383F AQ 1 1000.000000000 1000.000000000 0 B 23,900,199.00 23,900,19 07383F AR 9 1000.000000000 1000.000000000 0 C 17,925,149.00 17,925,14 07383F AS 7 1000.000000000 1000.000000000 0 D 21,510,179.00 21,510,17 07383F AT 5 1000.000000000 1000.000000000 0 E 5,975,050.00 5,975,0 07383F AU 2 1000.000000000 1000.000000000 0 F 13,145,110.00 13,145,11 07383F AV 0 1000.000000000 1000.000000000 0 G 4,780,040.00 4,780,0 07383F AW 8 1000.000000000 1000.000000000 0 H 3,585,030.00 3,585,0 07383F AX 6 1000.000000000 1000.000000000 0 I 9,560,080.00 9,560,0 07383F AY 4 1000.000000000 1000.000000000 0 J 2,390,020.00 2,390,0 07383F AZ 1 1000.000000000 1000.000000000 0 K 4,780,039.00 4,780,0 07383F BA 5 1000.000000000 1000.000000000 0 X 478,003,982N 455,563,404 07383F BB 3 1000.000000000 953.053575483 0 R 0.00 9ABSC140 1000.000000000 0.000000000 0 478,003,982.00 455,563,404 592,01 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 - 66,599,404. 07383F AP 3 0.000000000 0.000000000 743.0315606 A-2 - 280,821,086. 07383F AQ 1 0.000000000 0.000000000 1000 B - 23,900,199. 07383F AR 9 0.000000000 0.000000000 1000 C - 17,925,149. 07383F AS 7 0.000000000 0.000000000 1000 D - 21,510,179. 07383F AT 5 0.000000000 0.000000000 1000 E - 5,975,050 07383F AU 2 0.000000000 0.000000000 1000 F - 13,145,110. 07383F AV 0 0.000000000 0.000000000 1000 G - 4,780,040 07383F AW 8 0.000000000 0.000000000 1000 H - 3,585,030 07383F AX 6 0.000000000 0.000000000 1000 I - 9,560,080 07383F AY 4 0.000000000 0.000000000 1000 J - 2,390,020 07383F AZ 1 0.000000000 0.000000000 1000 K - 4,780,039 07383F BA 5 0.000000000 0.000000000 1000 X - 454,971,386. 07383F BB 3 0.000000000 0.000000000 951.8150559 R - 9ABSC140 0.000000000 0.000000000 0.000000000 454,971,386.84 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 330,9 5.91000000% 07383F AP 3 3.691959903 0 5.91000000% A-2 1,408,7 6.02000000% 07383F AQ 1 5.016666662 0 6.02000000% B 123,4 6.20000000% 07383F AR 9 5.166666604 0 6.20000000% C 97, 6.53000000% 07383F AS 7 5.441666901 0 6.53000000% D 117,0 6.53000000% 07383F AT 5 5.441666478 0 6.53000000% E 32, 6.53000000% 07383F AU 2 5.441666597 0 6.53000000% F 61, 5.64000000% 07383F AV 0 4.700000228 0 5.64000000% G 22, 5.64000000% 07383F AW 8 4.700000418 0 5.64000000% H 16, 5.64000000% 07383F AX 6 4.699999721 0 5.64000000% I 44, 5.64000000% 07383F AY 4 4.700000418 0 5.64000000% J 11, 5.64000000% 07383F AZ 1 4.699998326 0 5.64000000% K 21, (1,06 5.64000000% 07383F BA 5 4.477277277 -0.222724124 5.64000000% X 488,1 1.28573190% 07383F BB 3 1.021142811 0 1.04981506% R - 9ABSC140 0 0 2,777,0 (1,064.63) Total P&I Payment 3,369,088.54 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1 89,632,000.00 67,191,42 592,01 none 1000.000000000 749.636537620 6.604977017 LA-2 280,821,086.00 280,821,086 none 1000.000000000 1000.000000000 0.000000000 LB 23,900,199.00 23,900,19 none 1000.000000000 1000.000000000 0.000000000 LC 17,925,149.00 17,925,14 none 1000.000000000 1000.000000000 0.000000000 LD 21,510,179.00 21,510,17 none 1000.000000000 1000.000000000 0.000000000 LE 5,975,050.00 5,975,0 none 1000.000000000 1000.000000000 0.000000000 LF 13,145,110.00 13,145,11 none 1000.000000000 1000.000000000 0.000000000 LG 4,780,040.00 4,780,0 none 1000.000000000 1000.000000000 0.000000000 LH 3,585,030.00 3,585,0 none 1000.000000000 1000.000000000 0.000000000 LI 9,560,080.00 9,560,0 none 1000.000000000 1000.000000000 0.000000000 LJ 2,390,020.00 2,390,0 none 1000.000000000 1000.000000000 0.000000000 LK 4,780,039.00 4,780,0 none 1000.000000000 1000.000000000 0.000000000 LR 0.00 9ABSC126 1000.000000000 0.000000000 0.000000000 478,003,982.00 455,563,404 592,01 Principal Negative Closing Interest Class Adj. or Loss Amortization Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 LA-1 66,599,40 409,74 none 0.000000000 0.000000000 743.0315606 4.57146499 LA-2 280,821,086 1,712,514 none 0.000000000 0.000000000 1000.000000000 6.09824196 LB 23,900,19 145,74 none 0.000000000 0.000000000 1000.000000000 6.098242111 LC 17,925,14 109,31 none 0.000000000 0.000000000 1000.000000000 6.098242196 LD 21,510,17 131,17 none 0.000000000 0.000000000 1000.000000000 6.098242139 LE 5,975,0 36,4 none 0.000000000 0.000000000 1000.000000000 6.098241856 LF 13,145,11 80,1 none 0.000000000 0.000000000 1000.000000000 6.098241856 LG 4,780,0 29,1 none 0.000000000 0.000000000 1000.000000000 6.098241856 LH 3,585,0 21,8 none 0.000000000 0.000000000 1000.000000000 6.098241856 LI 9,560,0 58,2 none 0.000000000 0.000000000 1000.000000000 6.098241856 LJ 2,390,0 14,5 none 0.000000000 0.000000000 1000.000000000 6.098241856 LK 4,780,0 28,0 none 0.000000000 0.000000000 1000.000000000 5.875516915 LR - 9ABSC126 0.000000000 0.000000000 0.000000000 454,971,386 2,777,071 Total P&I Payme 3,369,088 Interest Pass-Through Class Adjustment Rate (2) CUSIP Per $1,000 Next Rate (3) LA-1 0.073178904 none 0.000000000 0.070821325 LA-2 0.073178904 none 0.000000000 0.070821325 LB 0.073178904 none 0.000000000 0.070821325 LC 0.073178904 none 0.000000000 0.070821325 LD 0.073178904 none 0.000000000 0.070821325 LE 0.073178904 none 0.000000000 0.070821325 LF 0.073178904 none 0.000000000 0.070821325 LG 0.073178904 none 0.000000000 0.070821325 LH 0.073178904 none 0.000000000 0.070821325 LI 0.073178904 none 0.000000000 0.070821325 LJ 0.073178904 none 0.000000000 0.070821325 LK (1 0.073178904 none -0.222724124 0.070821325 LR - 9ABSC126 0.000000000 (1,064.63) 0Original Opening Principal Principal Class Face Value (1) Balance Payment Adj. or Loss CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 L 07383F BC 1 1000.00000000 0.00000000 0.00000000 0.00000000 Negative Closing Interest Interest Class Amortization Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 L 07383F BC 1 0.000000000 0.000000000 0.000000000 0.000000000 Total P&I Payment ABN AMRO LaSalle Bank NA Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Deposito GEMSA Loan Services, LP, Servicer Lend Lease Asset Management LP., Special Servicer Commercial Mortgage Pass-Through Certificates Series 1999-C1 ABN AMRO Acct: 67-8101-90-8 Other Related Information Statement Date: 06/14/02 Payment Date: 06/14/02 Prior Payment: 05/14/02 Record Date: 05/31/02 CertifiUnpaid Deferred Appraisal Reduction Class Interest SInterest Amount A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 B 0.00 0.00 0.00 C 0.00 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 0.00 0.00 0.00 H 0.00 0.00 0.00 I 0.00 0.00 0.00 J 0.00 0.00 0.00 K 9039.98 0.00 0.00 X 0.00 0.00 0.00 Totals: 9039.98 0.00 0.00 CertifiYield Maint. Class Premiums 0.00 A-1 0.00 A-2 0.00 B 0.00 C 0.00 D 0.00 E 0.00 F 0.00 G 0.00 H 0.00 I 0.00 J 0.00 K 0.00 X 0.00 Totals: 0.00 Advances Advances Prior Outstanding Current Month Principal Interest Principal Interest Servicer: 152,602. 679,641. 49,1 305,16 Trustee: Fiscal Ag Total 152,602. 679,641. 49,1 305,16 Recovered Advances Outstanding Principal Interest Principal Interest Servicer: 96,051. 411,942. 105,69 572,86 Trustee: Fiscal Ag Total 96,051. 411,942. 105,69 572,86 Current Period Scheduled Servic 21,635.27 Current Period Special Servicin 1,064.63 Additional Servicing Compensati 0.00 Summary of REO Property: Principal Property Name Date of REOBalance Book Value RAMADA INN/ HOLIDAY 37,201.00 5,103,791.79 6,400,000.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Totals: 0.00 5,103,791.79 6,400,000.00 Date of FinAmount Aggregate Othe Property Name Recovery of Proceeds Revenues Colle RAMADA INN/ HOLIDAY N/A N/A N/A 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Totals: 0.00 0.00 0.00 Appraised value of real estate acquired through foreclosure or grant of a deed in lieu of fo 0.00 Summary of Appraisal Reductions: Principal Appraisal Property Name Loan NumberBalance Reduction Amou 0.00 0 0.00 0 0.00 0 0.00 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.00 0 0 0 0.00 0 Totals: 0.00 0.00 Appraisal Date of Property Name Date Reduction 0.00 0.00 0 0.00 0.00 0 0 0 0 0 0.00 0 0 0 0 0 0 0 0 0.00 0 0 0.00 0 DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 06/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/15/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 02/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 01/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 12/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 11/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 10/15/01 1 5,159,603 0 0 0.84% 1.120% 0.00% 0.000% 09/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 06/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/15/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 02/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 01/14/02 0 0 0 0 0.00% 0.000% 0.00% 0.000% 12/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 11/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 10/15/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 09/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% DistributiREO Modifications Date # Balance # Balance 06/14/02 1 5,103,792 0 0 0.84% 1.120% 0.00% 0.000% 05/14/02 1 5,110,244 0 0 0.84% 1.120% 0.00% 0.000% 04/15/02 1 5,117,754 0 0 0.84% 1.120% 0.00% 0.000% 03/14/02 1 5,124,112 0 0 0.84% 1.120% 0.00% 0.000% 02/14/02 1 5,133,743 0 0 0.84% 1.120% 0.00% 0.000% 01/14/02 1 5,139,995 0 0 0.84% 1.120% 0.00% 0.000% 12/14/01 1 5,146,205 0 0 0.84% 1.120% 0.00% 0.000% 11/14/01 1 5,153,483 0 0 0.84% 1.120% 0.00% 0.000% 10/15/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 09/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% DistributiPrepayments Date # Balance 06/14/02 0 0 0.00% 0.000% 05/14/02 0 0 0.00% 0.000% 04/15/02 0 0 0.00% 0.000% 03/14/02 0 0 0.00% 0.000% 02/14/02 0 0 0.00% 0.000% 01/14/02 0 0 0.00% 0.000% 12/14/01 0 0 0.00% 0.000% 11/14/01 0 0 0.00% 0.000% 10/15/01 0 0 0.00% 0.000% 09/14/01 0 0 0.00% 0.000% 08/14/01 0 0 0.00% 0.000% 07/16/01 0 0 0.00% 0.000% 06/14/01 0 0 0.00% 0.000% 05/14/01 0 0 0.00% 0.000% 04/16/01 0 0 0.00% 0.000% 03/14/01 0 0 0.00% 0.000% Paid Outstanding Disclosure Doc Thru Current P&I P&I Control # Date Advance Advances** 6073 05/01/02 36,8 36,82 8939 05/01/02 27,7 27,75 11472 08/01/01 40,5 364,78 11647 05/01/02 12,4 12,48 11853 05/01/02 46,6 46,68 11997 05/01/02 26,1 26,13 16393 05/01/02 16,4 16,41 16771 05/01/02 43,7 43,74 11969A 05/01/02 103,73 103,73 #REF! #REF! #REF! #REF! #REF! Total 354,30 678,55 Out. Property Special Disclosure Doc Protection Advance Servicer Control # Advances Description (Transfer Date 6073 B 8939 A 11472 9 09/28/01 11647 A 11853 A 11997 A 16393 A 16771 A 11969A A #REF! #REF! #REF! #REF! Total - Disclosure Doc ForeclosureBankruptcy REO Control # Date Date Date 6073 8939 11472 11/06/01 11647 11853 11997 16393 16771 11969A #REF! #REF! #REF! #REF! Total 0 0 0 0 0 0 ** Outstanding P&I Advances include the current period P& Distribution of Principal Balances Current Scheduled Number Scheduled Balances of Loans Balance to 1,000, 3 1,665,674 1,000,0 to 1,500, 12 15,171,380. 1,500,0 to 2,000, 17 28,987,891. 2,000,0 to 2,500, 14 31,207,403. 2,500,0 to 3,000, 9 24,468,543. 3,000,0 to 3,500, 9 28,906,971. 3,500,0 to 4,000, 13 48,637,554. 4,000,0 to 4,500, 10 41,467,674. 4,500,0 to 5,000, 5 23,549,108. 5,000,0 to 5,500, 5 26,538,065. 5,500,0 to 6,000, 5 28,444,596. 6,000,0 to 6,500, 4 24,435,021. 6,500,0 to 7,000, 3 20,170,006. 7,000,0 to 7,500, 0 7,500,0 to 8,000, 1 7,789,668 8,000,0 to 8,500, 0 8,500,0 to 9,000, 1 8,795,309 9,000,0 to 9,500, 2 18,156,483. 9,500,0 to 10,000,0 1 9,883,847 10,000,00 & Above 5 66,696,183. Total 119 454,971,386.9 Current Scheduled Based on Balances Balance to 1,000, 0.37% 1,000,0 to 1,500, 3.33% 1,500,0 to 2,000, 6.37% 2,000,0 to 2,500, 6.86% 2,500,0 to 3,000, 5.38% 3,000,0 to 3,500, 6.35% 3,500,0 to 4,000, 10.69% 4,000,0 to 4,500, 9.11% 4,500,0 to 5,000, 5.18% 5,000,0 to 5,500, 5.83% 5,500,0 to 6,000, 6.25% 6,000,0 to 6,500, 5.37% 6,500,0 to 7,000, 4.43% 7,000,0 to 7,500, 0.00% 7,500,0 to 8,000, 1.71% 8,000,0 to 8,500, 0.00% 8,500,0 to 9,000, 1.93% 9,000,0 to 9,500, 3.99% 9,500,0 to 10,000,0 2.17% 10,000,00 & Above 14.66% Total 100.00% Average Scheduled Balance is 3,823,289 Maximum Scheduled Balance is 17,293,554 Minimum Scheduled Balance is 202,524 Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Multifamily 28 122,423,352. 26.91% Office 20 99,027,338. 21.77% Retail 27 96,960,075. 21.31% Lodging 15 42,003,466. 9.23% Mixed Use 11 41,056,834. 9.02% Industrial 11 32,656,159. 7.18% Other 5 15,683,200. 3.45% Self Storage 2 5,160,957 1.13% Total 119 454,971,386. 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 5.750% or less 0 5.750% to 6.000% 2 5,715,720 6.000% to 6.250% 6 26,936,894. 6.250% to 6.500% 9 28,129,356. 6.500% to 6.750% 11 45,293,141. 6.750% to 7.000% 26 108,422,994.1 7.000% to 7.250% 21 79,109,651. 7.250% to 7.500% 13 58,301,596. 7.500% to 7.750% 11 35,669,732. 7.750% to 8.000% 6 27,247,108. 8.000% to 8.250% 5 20,303,931. 8.250% to 8.500% 7 15,616,280. 8.500% to 8.750% 1 1,316,907 8.750% to 9.000% 1 2,908,072 9.000% & Above 0 Total 119 454,971,386.9 Current Mortgage Based on Interest Rate Balance 5.750% or less 0.00% 5.750% to 6.000% 1.26% 6.000% to 6.250% 5.92% 6.250% to 6.500% 6.18% 6.500% to 6.750% 9.96% 6.750% to 7.000% 23.83% 7.000% to 7.250% 17.39% 7.250% to 7.500% 12.81% 7.500% to 7.750% 7.84% 7.750% to 8.000% 5.99% 8.000% to 8.250% 4.46% 8.250% to 8.500% 3.43% 8.500% to 8.750% 0.29% 8.750% to 9.000% 0.64% 9.000% & Above 0.00% Total 100.00% W/Avg Mortgage Interest Rate is 7.14% Minimum Mortgage Interest Rate 5.76% Maximum Mortgage Interest Rate 8.88% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance California 31 119,765,559. 26.32% New York 11 58,883,827. 12.94% Connecticut 6 43,729,115. 9.61% Pennsylvania 12 35,286,556. 7.76% New Jersey 8 30,669,395. 6.74% Georgia 3 20,764,997. 4.56% Arizona 7 18,864,273. 4.15% Delaware 3 13,579,962. 2.98% Texas 3 10,552,756. 2.32% Various 4 10,163,599. 2.23% Virginia 1 9,883,847 2.17% Minnesota 4 9,637,338 2.12% Massachusetts 2 9,374,747 2.06% Michigan 3 9,281,087 2.04% Ohio 4 8,442,736 1.86% Maryland 3 7,794,360 1.71% Florida 1 6,129,862 1.35% Nevada 1 4,784,805 1.05% Washington 2 4,769,171 1.05% North Dakota 1 4,046,040 0.89% Colorado 1 4,000,064 0.88% New Hampshire 2 3,981,674 0.88% Louisiana 1 2,212,186 0.49% Maine 1 2,190,407 0.48% North Carolina 1 1,820,273 0.40% Tennessee 1 1,736,172 0.38% Oregon 1 1,592,881 0.35% Kentucky 1 1,033,681 0.23% 0 0 0.00% 0 0 0.00% 0 0 0.00% Total 119 454,971,386. 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00% 1+ to 2 years 0 0.00% 2+ to 3 years 0 0.00% 3+ to 4 years 119 454,971,386. 100.00% 4+ to 5 years 0 0.00% 5+ to 6 years 0 0.00% 6+ to 7 years 0 0.00% 7+ to 8 years 0 0.00% 8+ to 9 years 0 0.00% 9+ to 10 years 0 0.00% 10 years or more 0 0.00% Total 119 454,971,386. 100.00% Weighted Average Seasoning is 3.5 Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0.00% 61 to 120 months 3 3,528,941 0.78% 121 to 180 months 5 9,062,416 1.99% 181 to 240 months 2 16,741,599. 3.68% 241 to 360 months 0 0.00% Total 10 29,332,957. 6.45% Weighted Average Months to Matu 162 Distribution of DSCR Debt Service Number Scheduled Coverage Ratio (1) of Loans Balance 0.750 or less 1 704,92 0.750 to 0.875 0 0.875 to 1.000 2 9,859,965 1.000 to 1.125 1 2,908,072 1.125 to 1.250 4 26,045,484. 1.250 to 1.375 7 25,039,033. 1.375 to 1.500 9 30,058,614. 1.500 to 1.625 14 56,093,415. 1.625 to 1.750 12 31,395,053. 1.750 to 1.875 13 67,033,033. 1.875 to 2.000 7 22,364,692. 2.000 to 2.125 6 20,156,869. 2.125 to 2.250 4 11,205,335. 2.250 to 2.375 8 41,953,782. 2.375 & above 30 109,950,589.8 Unknown 1 202,52 Total 119 454,971,386.9 2.018 Debt Service Based on Coverage Ratio (1) Balance 0.750 or less 0.15% 0.750 to 0.875 0.00% 0.875 to 1.000 2.17% 1.000 to 1.125 0.64% 1.125 to 1.250 5.72% 1.250 to 1.375 5.50% 1.375 to 1.500 6.61% 1.500 to 1.625 12.33% 1.625 to 1.750 6.90% 1.750 to 1.875 14.73% 1.875 to 2.000 4.92% 2.000 to 2.125 4.43% 2.125 to 2.250 2.46% 2.250 to 2.375 9.22% 2.375 & above 24.17% Unknown 0.04% Total 100.00% Weighted Average Debt Service Coverage Ratio 2.018 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 10 29,332,957. 6.45% Amortizing Balloon 109 425,638,428. 93.55% Total 119 454,971,386. 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0.00% 13 to 24 months 0 0.00% 25 to 36 months 0 0.00% 37 to 48 months 2 2,510,521 0.55% 49 to 60 months 2 3,604,031 0.79% 61 to 120 months 80 323,027,962. 71.00% 121 to 180 months 24 92,111,890. 20.25% 181 to 240 months 1 4,384,023 0.96% Total 109 425,638,428. 93.55% Weighted Average Months to Maturity is 91 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 96 391,676,481. 86.09% 1 to 2 years 20 52,668,566. 11.58% 2 Years or More 2 10,423,814. 2.29% Unknown 1 202,52 0.04% Total 119 454,971,386. 100.00% (1) Debt Service Coverage Ratios are calculated as describ prospectus, values are updated periodically as new NOI fig available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwr any representation as to the accuracy of the data provided for this calculation. Property Disclosure Type Maturity Control # Group Code Date DSCR 5193BEAR99C1 Office 05/01/08 1.18 5296BEAR99C1 Lodging 10/01/08 3.81 6019BEAR99C1 Office 06/01/08 2.08 6073BEAR99C1 Mixed Use 08/01/13 3.04 6129BEAR99C1 Industrial 07/01/13 2.29 6131BEAR99C1 Industrial 07/01/08 2.91 6561BEAR99C1 Retail 10/01/08 2.27 8484BEAR99C1 Retail 06/01/18 3.56 8487BEAR99C1 Retail 12/01/08 1.7 8548BEAR99C1 Office 10/01/13 1.84 8673BEAR99C1 Other 09/01/08 1.26 8722BEAR99C1 Multifamily 10/01/13 1.56 8747BEAR99C1 Multifamily 10/01/13 1.53 8939BEAR99C1 Mixed Use 11/01/08 2.26 9056BEAR99C1 Retail 08/01/13 1.83 9072BEAR99C1 Retail 08/01/08 2.32 9125BEAR99C1 Multifamily 09/01/08 1.35 9144BEAR99C1 Multifamily 08/01/18 1.84 9280BEAR99C1 Retail 11/01/13 1.79 9291BEAR99C1 Retail 10/01/13 2.17 9327BEAR99C1 Multifamily 07/01/06 3.13 9328BEAR99C1 Multifamily 07/01/06 2.96 9382BEAR99C1 Mixed Use 01/01/09 1.95 9412BEAR99C1 Other 10/01/08 2.52 9422BEAR99C1 Retail 07/01/08 1.63 9424BEAR99C1 Multifamily 10/01/08 1.8 9436BEAR99C1 Retail 11/01/08 0.66 9491BEAR99C1 Mixed Use 09/01/13 0.98 9529BEAR99C1 Mixed Use 11/01/08 1.36 9556BEAR99C1 Multifamily 10/01/08 2.72 9565BEAR99C1 Office 09/01/08 1.49 9586BEAR99C1 Retail 09/01/08 1.58 9691BEAR99C1 Multifamily 02/01/09 1.84 9709BEAR99C1 Retail 07/01/08 1.6 11098BEAR99C1 Multifamily 08/01/13 1.63 11102BEAR99C1 Industrial 08/01/08 1.8 11116BEAR99C1 Retail 09/01/08 3.91 11162BEAR99C1 Multifamily 08/01/08 1.6 11207BEAR99C1 Industrial 08/01/08 1.47 11260BEAR99C1 Office 10/01/13 2.98 11265BEAR99C1 Office 10/01/13 2.54 11272BEAR99C1 Office 10/01/13 2.77 11279BEAR99C1 Other 11/01/08 3.82 11384BEAR99C1 Office 10/01/13 3.75 11411BEAR99C1 Self Storag 11/01/08 1.51 11423BEAR99C1 Multifamily 11/01/08 3.11 11472BEAR99C1 Lodging 10/01/08 1.17 11506BEAR99C1 Multifamily 07/01/08 1.39 11516BEAR99C1 Retail 10/01/13 2.34 11552BEAR99C1 Mixed Use 10/01/08 3 11599BEAR99C1 Retail 12/01/08 1.48 11639BEAR99C1 Office 10/01/08 1.85 11647BEAR99C1 Multifamily 11/01/08 1.88 11687BEAR99C1 Multifamily 10/01/08 2.1 11721BEAR99C1 Multifamily 10/01/08 1.88 11839BEAR99C1 Industrial 12/01/08 2.35 11845BEAR99C1 Mixed Use 11/01/08 1.73 11851BEAR99C1 Retail 10/01/08 6.52 11853BEAR99C1 Multifamily 11/01/08 1.48 11868BEAR99C1 Office 11/01/08 2.08 11895BEAR99C1 Other 01/01/09 1.9 11931BEAR99C1 Office 01/01/14 2.03 11978BEAR99C1 Multifamily 01/01/14 2.04 11997BEAR99C1 Multifamily 10/01/08 1.65 11999BEAR99C1 Lodging 12/01/08 2.57 12022BEAR99C1 Multifamily 11/01/08 1.94 12033BEAR99C1 Multifamily 12/01/08 1.68 12050BEAR99C1 Retail 11/01/13 1.29 12073BEAR99C1 Office 11/01/13 3.18 12074BEAR99C1 Mixed Use 12/01/08 1.62 12075BEAR99C1 Mixed Use 12/01/08 1.29 12147BEAR99C1 Retail 12/01/08 1.33 12178BEAR99C1 Office 10/01/08 2.09 12203BEAR99C1 Multifamily 01/01/09 1.66 12252BEAR99C1 Multifamily 11/01/08 1.3 12253BEAR99C1 Multifamily 09/01/08 1.65 12257BEAR99C1 Retail 01/01/09 3.88 16363BEAR99C1 Multifamily 10/01/08 2.38 16393BEAR99C1 Retail 05/01/13 1.39 16462BEAR99C1 Retail 10/01/08 1.25 16464BEAR99C1 Office 10/01/08 1.85 16496BEAR99C1 Retail 03/01/24 1.13 16498BEAR99C1 Industrial 11/01/05 1.62 16561BEAR99C1 Multifamily 01/01/09 1.99 16609BEAR99C1 Self Storag 11/01/13 2.13 16718BEAR99C1 Lodging 02/01/09 0.97 16771BEAR99C1 Multifamily 10/01/08 2.64 16814BEAR99C1 Retail 01/01/09 1.57 16820BEAR99C1 Industrial 11/01/13 1.56 16823BEAR99C1 Industrial 11/01/13 1.5 16826BEAR99C1 Industrial 11/01/13 1.74 16829BEAR99C1 Industrial 11/01/13 1.46 16830BEAR99C1 Industrial 11/01/13 1.62 16936BEAR99C1 Office 12/01/13 1.68 16956BEAR99C1 Office 02/01/09 2.99 16957BEAR99C1 Mixed Use 02/01/09 2.65 17027BEAR99C1 Retail 01/01/09 1.11 17137BEAR99C1 Lodging 01/01/09 1.78 17138BEAR99C1 Lodging 01/01/09 2.49 17140BEAR99C1 Lodging 02/01/09 1.4 17187BEAR99C1 Retail 01/01/09 1.92 17194BEAR99C1 Mixed Use 01/01/14 1.57 17417BEAR99C1 Lodging 01/01/09 2.69 17702BEAR99C1 Retail 01/01/09 1.82 17704BEAR99C1 Lodging 01/01/09 1.77 17735BEAR99C1 Office 01/01/09 2.5 17741BEAR99C1 Other 02/01/14 1.81 17820BEAR99C1 Office 01/01/09 2.37 17918BEAR99C1 Lodging 02/01/09 2.64 9513A BEAR99C1 Retail 10/01/08 1.56 9513B BEAR99C1 Retail 10/01/05 11969A BEAR99C1 Office 09/01/08 2.35 11969B BEAR99C1 Office 09/01/08 2.63 17637A BEAR99C1 Lodging 01/01/09 2.16 17637B BEAR99C1 Multifamily 01/01/09 1.67 9100A BEAR99C1 Lodging 02/01/09 2.25 9100B BEAR99C1 Lodging 02/01/09 2.38 9100C BEAR99C1 Lodging 02/01/09 1.73 9100D BEAR99C1 Lodging 02/01/09 1.6 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 5193 36891CA 5,391,054 7.97% 5296 37256MI 1,511,205 7.23% 6019 37256CA 3,134,331 6.74% 6073 37256NY 5,293,557 7.13% 6129 37256AZ 1,100,509 6.69% 6131 37256AZ 758,22 6.71% 6561 37256CA 3,774,545 6.99% 8484 37256VA 9,883,847 7.00% 8487 37256NJ 3,346,937 8.32% 8548 37256PA 5,871,852 6.93% 8673 37256VV 1,247,475 6.70% 8722 37256GA 6,110,398 6.02% 8747 37256GA 9,070,122 6.02% 8939 37256CA 4,093,024 6.89% 9056 37256CA 4,516,055 6.95% 9072 37256CA 1,744,320 7.36% 9125 37256PA 3,024,498 6.76% 9144 37256CA 6,857,751 6.91% 9280 36891MI 2,072,175 6.80% 9291 37256GA 5,584,476 6.96% 9327 37256PA 2,293,474 6.81% 9328 37256PA 1,310,556 6.81% 9382 37256WA 2,310,351 7.40% 9412 37256CT 6,045,983 7.25% 9422 37256LA 2,212,186 7.34% 9424 37256ND 4,046,040 6.34% 9436 37256PA 704,92 8.03% 9491 37256PA 3,730,102 7.38% 9529 37256NJ 9,086,361 7.35% 9556 37256CO 4,000,064 5.76% 9565 37256TX 4,132,057 6.86% 9586 37256DE 6,601,485 7.19% 9691 37256CT 13,688,096. 7.61% 9709 36891CA 4,080,645 7.23% 11098 36891NJ 1,703,564 6.82% 11102 37256NJ 3,605,130 7.01% 11116 37256NJ 2,481,504 6.55% 11162 37256VV 2,584,769 7.05% 11207 36891AZ 2,919,691 7.25% 11260 36891CA 1,860,391 6.21% 11265 36891CA 1,573,442 6.21% 11272 36891CA 1,340,332 6.31% 11279 37256AZ 3,359,788 6.50% 11384 36891CA 1,340,332 6.31% 11411 37256WA 2,458,820 7.22% 11423 37256NV 4,784,805 6.15% 11472 36891TX 5,103,791 7.80% 11506 37256NJ 3,885,455 6.82% 11516 37256MA 4,710,070 6.96% 11552 37256CT 3,537,733 6.17% 11599 37256OR 1,592,881 7.66% 11639 37256MD 1,071,243 6.94% 11647 37256CA 1,919,044 6.45% 11687 37256MN 1,699,468 6.40% 11721 37256MA 4,664,677 6.40% 11839 37256CT 4,255,947 7.30% 11845 37256ME 2,190,407 8.00% 11851 37256CT 1,715,656 5.84% 11853 37256NY 6,148,777 7.25% 11868 37164NY 3,770,347 6.88% 11895 36525VV 3,713,045 7.65% 11931 36891NY 5,525,961 7.15% 11978 37256OH 3,238,775 7.13% 11997 37256CA 3,937,203 6.65% 11999 36891CA 2,520,958 7.70% 12022 37256MN 3,847,946 6.75% 12033 37256NJ 2,123,557 7.31% 12050 37256MD 1,295,455 8.25% 12073 37256PA 5,764,598 6.60% 12074 37256DE 3,676,168 6.70% 12075 37256DE 3,302,308 6.80% 12147 37256AZ 4,034,033 7.99% 12178 37256PA 2,787,985 6.78% 12203 37256VV 2,618,308 7.55% 12252 37256PA 3,048,900 6.40% 12253 37256PA 2,051,620 6.59% 12257 37256NY 1,735,418 6.78% 16363 37256NY 10,062,221. 6.81% 16393 36891CA 2,394,888 6.93% 16462 37256CA 11,166,614. 6.94% 16464 37256CA 17,293,554. 6.71% 16496 37256AZ 4,384,023 8.15% 16498 36891AZ 2,307,997 7.70% 16561 37256NJ 4,436,883 6.83% 16609 37256CA 2,702,137 7.14% 16718 37256FL 6,129,862 8.25% 16771 36525NY 6,710,769 6.46% 16814 37256MD 5,427,660 7.48% 16820 37256CA 2,871,021 7.14% 16823 37256CA 4,873,498 7.14% 16826 37256CA 4,004,954 7.14% 16829 37256CA 2,195,486 7.14% 16830 37256CA 3,763,692 7.14% 16936 37256NY 3,617,032 7.66% 16956 36891CA 1,257,747 7.13% 16957 36891CA 2,104,308 7.13% 17027 36799NY 2,908,072 8.88% 17137 37256NC 1,820,273 8.42% 17138 36891PA 3,313,651 8.38% 17140 36891CA 1,915,876 8.27% 17187 37256CA 1,472,743 8.41% 17194 37256CA 1,732,512 7.80% 17417 37256OH 2,010,624 8.34% 17702 37256CA 3,137,778 7.50% 17704 37256TN 1,736,172 8.50% 17735 37256NY 5,322,001 7.25% 17741 37256TX 1,316,907 8.62% 17820 37256NY 7,789,668 8.15% 17918 37256CA 8,795,309 7.94% 9513A 37225NH 3,779,150 6.96% 9513B NH 202,52 6.96% 11969A 37256CT 14,485,696. 7.46% 11969B 37256MI 5,697,707 7.46% 17637A 37256MN 1,534,326 7.31% 17637B 37256MN 2,555,597 7.31% 9100A 37256PA 1,384,394 7.62% 9100B 37256OH 1,564,365 7.62% 9100C 36891KY 1,033,681 7.62% 9100D 37256OH 1,628,971 7.62% 454,971,386.91 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 5193 40,851. 0 5296 11,544. 0 6019 26,591. 0 6073 37,075. 0 B 6129 11,681. 0 6131 12,605. 0 6561 28,245. 0 8484 85,282. 0 8487 27,759. 0 8548 40,297. 0 8673 8,388 0 8722 38,432. 0 8747 57,048. 0 8939 27,947. 0 A 9056 31,111. 0 9072 13,503. 0 9125 20,459. 0 9144 58,512. 0 9280 15,269. 0 9291 38,431. 0 9327 17,014. 0 9328 9,722 0 9382 16,513. 0 9412 46,259. 0 9422 17,114. 0 9424 26,261. 0 9436 5,726 0 9491 28,882. 0 9529 64,763. 0 9556 24,536. 0 9565 28,204. 0 9586 50,366. 0 9691 99,605. 0 9709 28,866. 0 11098 11,595. 0 11102 24,974. 0 11116 17,975. 0 11162 19,524. 0 11207 22,407. 0 11260 11,925. 0 11265 10,085. 0 11272 8,674 0 11279 22,122. 0 11384 8,674 0 11411 18,742. 0 11423 30,461. 0 11472 40,775. 0 9 11506 28,856. 0 11516 35,211. 0 11552 22,589. 0 11599 12,552. 0 11639 17,369. 0 11647 12,575. 0 A 11687 27,129. 0 11721 33,448. 0 11839 30,165. 0 11845 17,751. 0 11851 10,607. 0 11853 46,982. 0 A 11868 27,953. 0 11895 29,202. 0 11931 47,294. 0 11978 22,589. 0 11997 26,320. 0 A 11999 19,929. 0 12022 25,943. 0 12033 16,277. 0 12050 14,552. 0 12073 38,319. 0 12074 26,822. 0 12075 24,292. 0 12147 30,407. 0 12178 18,867. 0 12203 18,971. 0 12252 21,741. 0 12253 14,910. 0 12257 11,704. 0 16363 69,241. 0 16393 16,521. 0 A 16462 76,669. 0 16464 116,209. 0 16496 33,528. 0 16498 19,480. 0 16561 30,080. 0 16609 18,892. 0 16718 50,460. 0 16771 44,060. 0 A 16814 39,060. 0 16820 20,073. 0 16823 34,073. 0 16826 28,001. 0 16829 15,350. 0 16830 26,314. 0 16936 39,317. 0 16956 8,758 0 16957 14,653. 0 17027 25,127. 0 17137 15,197. 0 17138 27,570. 0 17140 15,795. 0 17187 11,514. 0 17194 18,882. 0 17417 16,683. 0 17702 24,386. 0 17704 15,117. 0 17735 37,519. 0 17741 14,876. 0 17820 59,539. 0 17918 79,107. 0 9513A 26,007. 0 9513B 5,652 0 11969A 104,420. 0 A 11969B 41,072. 0 17637A 10,871. 0 17637B 18,108. 0 9100A 12,194. 0 9100B 13,779. 0 9100C 9,105 0 9100D 14,348. 0 0 * NOI and DSCR, if available and reportable under the te agreement, are based on information obtained from the rela and no other party to the agreement shall be held liable f accuracy or methodology used to determine such figures. (1) LegeA. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy 9. REO 10. DPO 11. Modification Specially Serviced Loan Detail Ending DisclosureScheduled Interest Maturity Property Control # Balance Rate Date Type 11472 5,103,791. 0.078 39722Lodging 0 0Specially DisclosureServiced Control # Status Code (1) Comments 11472 6 Foreclosed 11 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail DisclosureModification Modification Control # Date Description 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 Realized Loss Detail Beginning Dist. DisclosureAppraisal Appraisal Scheduled Date Control # Date Value Balance 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 Current Total 0.00 Cumulative 0.00 Gross ProceAggregate Net Dist. Gross as a % of Liquidation Liquidation Date Proceeds Sched PrincExpenses * Proceeds 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 Current Total 0.00 0.00 Cumulative 0.00 0.00 Net Proceeds Dist. as a % of Realized Date Sched. BalLoss 01/00/00 01/00/00 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - Current Total - Cumulative - * Aggregate liquidation expenses also include outstanding P & I advances and unpaid servicing fees, unpaid trustee fees, etc..